Exhibit 99.1


[GRAPHIC OMITTED]                                     NorthWestern Corporation
                                                      d/b/a NorthWestern Energy
                                                      125 S. Dakota Ave.
                                                      Sioux Falls, SD 57104
                                                      www.northwesternenergy.com


News Release                                          NASDAQ: NWEC

FOR IMMEDIATE RELEASE

Media/Investor Relations Contact:
Roger Schrum
605-978-2848
roger.schrum@northwestern.com

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                 NORTHWESTERN AND PPL MONTANA REACH AGREEMENT IN
                     PRINCIPLE TO SETTLE LITIGATION CLAIMS

               COMPANY EXPECTS TO RECORD $9.0 MILLION PRE-TAX GAIN


SIOUX FALLS, S.D. - May 4, 2005 - NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ: NWEC) today announced that it has reached an agreement in principle with PPL Montana, LLC (PPLM), a subsidiary of PPL Corporation (NYSE:
PPL), to settle all claims and counterclaims pending in the case styled Northwestern Corporation vs. PPL Montana, LLC vs. NorthWestern Corporation and Clark Fork and Blackfoot, LLC, Cause No. CV-02-94-BU (SEH) pending in U.S. District Court in Montana and PPLM's claims filed in NorthWestern's bankruptcy proceeding.

According to Michael J. Hanson, President of NorthWestern, the litigation and claims involved a dispute regarding an asset purchase agreement between the parties involving NorthWestern's 500 kV Colstrip transmission assets located in east-central Montana. Under terms of the agreement in principal, NorthWestern will retain the Colstrip transmission assets and PPLM will pay NorthWestern $9.0 million in cash. The agreement also covers the cancellation of indemnity obligations stemming from the asset purchase agreement and PPLM's withdrawal of its claims pending in NorthWestern's bankruptcy proceeding along with the dismissal and release of claims arising out of the litigation.

Subject to entering into a definitive agreement between the parties, the agreement will become effective following the dismissal by the U.S. District Court of the Montana lawsuit, and acceptance by NorthWestern's bankruptcy Plan Committee and approval by the U.S. Bankruptcy Court for the District of Delaware. Under the Plan Committee by-laws, NorthWestern will provide the Plan Committee with notice of the proposed settlement at least ten days prior to (i) the filing of a motion seeking Bankruptcy Court approval of the proposed settlement and (ii) the execution of any material agreement relating to the proposed settlement.



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NorthWestern Reaches Litigation Settlement with PPL Montana, LLC
May 4, 2005
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The settlement terms are subject to Bankruptcy Court approval and shall not be binding until an order is obtained and entered by the Bankruptcy Court. Subject to these approvals, NorthWestern expects to record a pre-tax gain of $9.0 million as a result of the cash consideration of the agreement.

"We are pleased to that we have been able to reach an agreement with PPL Montana to conclude this long pending litigation," Hanson said. "This is another positive step in our effort to resolve outstanding reorganization issues and the related disruption and expense to our business so that we can further focus our efforts on serving the needs of our utility customers."

About NorthWestern Energy

NorthWestern Energy is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 617,000 customers in Montana, South Dakota and Nebraska. More information on NorthWestern Energy is available on the Company's Web site at www.northwesternenergy.com.

               SPECIAL NOTE REGARDING FORWARD--LOOKING STATEMENTS

On one or more occasions, we may make statements in this press release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:

Factors Relating to Our Bankruptcy

    o our ability to obtain and maintain normal terms with vendors and service providers;

    o the potential adverse impact of the Chapter 11 case on our liquidity or results of operations, including our ability to mitigate unsecured claims with respect to the Class 9 reserve such that the allowed claims do not exceed the reserve;

    o our ability to fund and execute our business plan;

    o the potential adverse impact of the Netexit Chapter 11 case on our liquidity;

    o our ability to avoid or mitigate adverse rulings as to Magten Asset Management Corporation (Magten) appeal of the order confirming our plan of reorganization, its appeal of the order approving the memorandum of understanding to settle our securities class action litigation and



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NorthWestern Reaches Litigation Settlement with PPL Montana, LLC
May 4, 2005
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      Magten and Law Debenture Trust Company of New York's (Law Debenture)
      adversary complaint filed April 15, 2005;

    o our ability to avoid or mitigate an adverse judgment against us in that certain lawsuit seeking to recover assets or damages on behalf of Clark Fork and Blackfoot, LLC, one of our subsidiaries which we refer to as CFB, filed by Magten and Law Debenture, which we refer to as the QUIPs Litigation;

    o our ability to avoid or mitigate an adverse judgment against us in that pending litigation styled as McGreevey et al v. The Montana Power Company, the shareholder class action lawsuit relating to the disposition of the generating and energy related assets by the entity formerly known as The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, which has been settled pending approval by our Bankruptcy Court, the bankruptcy court in the Touch America Holdings, Inc. proceedings, and the U.S. District Court in Montana where the litigation is pending, together with ERISA litigation regarding The Montana Power Company Employee Stock Ownership Plan and 401(k) plan;

    o our ability to avoid or mitigate an adverse judgment against us in the In Re NorthWestern Derivative Litigation relating to the restatement of the Predecessor Company's 2002 quarterly financial statements and other accounting and financial reporting matters, which has been settled pending final approval of the settlement by the U.S. District Court in South Dakota where the litigation is pending;

    o our ability to avoid or mitigate an adverse judgment against us in pending other shareholder and derivative litigation or any additional litigation and regulatory action, including the formal investigation initiated by the Securities and Exchange Commission (SEC), in connection with the restatement of the Predecessor Company's 2002 quarterly financial statements and other accounting and financial reporting matters, any of which could have a material adverse effect on our liquidity, results of operations and financial condition;

General Factors

    o unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

    o unanticipated changes in availability of trade credit, usage, commodity prices, fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

    o adverse changes in general economic and competitive conditions in our service territories;

    o potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators could have a material adverse affect on our liquidity, results of operations and financial condition;

    o increases in interest rates, which will increase our cost of borrowing;
      and

    o our ability to improve and maintain an effective internal control structure.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 2 of our Quarterly Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."



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NorthWestern Reaches Litigation Settlement with PPL Montana, LLC
May 4, 2005
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From time to time, oral or written forward-looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, press releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in this press release and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this press release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this press release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

Unless the context requires otherwise, references to "we," "us," "our," "NorthWestern Corporation," "NorthWestern Energy" and "NorthWestern" refer specifically to NorthWestern Corporation and its subsidiaries.

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